                                EXHIBIT 10(vii)

                             REVOLVING CREDIT NOTE

                                  See attached



                                 Page 73 of 115

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                                        FOR BANK USE ONLY
                                        -----------------

                                        DUE: SEPTEMBER 30, 2001
                                             ------------------

                                        CUSTOMER #: 5208614      LOAN #: 0001
                                                    -------              ----


REVOLVING CREDIT NOTE

$ 2,000,000.00                                    SEPTEMBER 26, 2000
--------------------------                        -----------------------------

FOR VALUE RECEIVED, the undersigned borrower (the "BORROWER") to pay to the order of FIRSTAR BANK, N.A. (THE "BANK"), the principal sum of TWO MILLION AND NO/100 Dollars ($ 2,000,000.00), payable SEPTEMBER 30, 2001.

     Interest.

     The unpaid principal balance will bear interest at an annual rate equal to the prime rate announced by the Bank - 1.000%.

     The interest rate hereunder will be adjusted each time that the prime rate changes.

     Payment Schedule.

     Interest is payable beginning OCTOBER 31, 2000, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.


     Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360, which pursuant to Iowa State, Section 537.2601 is the equivalent computation as using the same stated interest rate calculated on a 365 day basis times 1.0138.

     Principal amounts remaining unpaid after the maturity thereof, whether at fixed maturity or or by reason of acceleration of maturity, shall bear interest from and after maturity until paid at a rate of 3% per annum plus the rate otherwise payable hereunder.

     In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

     Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

     Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

     This Revolving Credit Note constitutes the Note issued under a Revolving Credit Agreement dated as of the date hereof between the Borrower and the Bank, to which Agreement reference is hereby made for a statement of the terms and conditions under which loans evidenced hereby were or may be made and a description of the terms and conditions upon which the maturity of this Note may be accelerated, and for a description of the collateral securing this Note.


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     All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Revolving Credit Note, are hereby expressly incorporated by reference.

The Borrower hereby acknowledges the receipt of a copy of this Notice

                                           RAINBO COMPANY LLC
(Individual Borrower)                      -------------------------------------
                                           Borrower Name (Organization)

                         (SEAL)            a NEBRASKA limited liability company
-------------------------
Borrower Name     N/A                      By /s/ Universal Mfg. Co., Manager
             ------------                     ----------------------------------
                                           Name and Title   Donald D. Heupel,
                                                            President
                                                         -----------------------
                         (SEAL)            By               /s/ Donald D. Heupel
-------------------------                     ----------------------------------
Borrower Name     N/A                      Name and Title
             ------------                                 ----------------------



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